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                              [logo of Volkswagen]

                                 [Logo of Audi]

                                3800 Hamlin Road
                             Auburn Hills, MI 48326
                              Tel. (248) 340-5885
                               Fax (248) 340-5387

                       SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: August 20, 2002


                         Volkswagen Dealer Finance, LLC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    EXHIBITS


         Delaware                   33-34266                   38-2748796
         --------                   --------                   ----------
 (State of Incorporation)   (Commission File Number)      (IRS Employer Id. No.)


                 3800 Hamlin Road, Auburn Hills, Michigan 48326
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 340-6550

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

     The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Owner Trust, Series 2000-1 for the Collection Period ended August 20, 2002, provided to Bank One, as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Designation                     Description                 Method of Filing
-----------                     -----------                 ----------------

Exhibit 20              Report for the month ended      Filed with this report.
                        July 31, 2002 provided to
                        Bank One, as trustee under
                        the Volkswagen Credit Auto
                        Master Owner Trust, Series
                        2000-1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Volkswagen Credit Auto Master Owner Trust


                                      By: Volkswagen Dealer Finance, LLC


                                      By: /s/ Timothy J. Flaherty
                                         ---------------------------------
                                              Timothy J. Flaherty